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                                                                   EXHIBIT 10.40

                                 FIRST AMENDMENT

                                       TO

                              EMPLOYMENT AGREEMENT

        THIS FIRST AMENDMENT (this "Amendment") to the Employment Agreement dated October 18, 1994 (the "Agreement"), between Redhook Ale Brewery, Incorporated ("Employer") and Paul Shipman ("Employee"), is made effective as of the date this Amendment has been signed by the Employer and the Employee. Capitalized terms used but not defined in this Amendment will have the meanings given those terms in the Agreement.

        1. Section 7(d) of the Agreement is amended to read as follows in its entirety:

        d. Restriction on Stock Transfers. Employee shall continuously maintain ownership of a minimum of two hundred fifty thousand (250,000) shares of Employer's common stock until the earlier of (i) two (2) years following the termination of this Agreement, or (ii) September 30, 2001. The number of restricted shares shall be counted by assuming any stock split, stock dividend, combination, recapitalization, reclassification or other change in the terms of common stock occurring after the effective date of this Agreement had not occurred.

                2. Except as amended hereby, the Agreement shall remain in full force and effect.

                3. This Amendment may be executed in more than one counterpart, by facsimile signature, each counterpart deemed an original instrument and such counterparts in the aggregate constituting one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this First Amendment, pursuant to Section 12(b) of the Agreement.


                                        "Employer"

Date:  May 6, 1999                      By: /s/ BRADLEY A. BERG
                                           -------------------------------------
                                                Bradley A. Berg

                                        Its: Executive Vice President


                                        "Employee"

Date:  May 6, 1999                      By: /s/ PAUL S. SHIPMAN
                                           -------------------------------------
                                                Paul S. Shipman